EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CHF Solutions, Inc. (the “Company”) on Form 10-K for the 12 months ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Claudia Drayton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 22, 2018	/S/ CLAUDIA DRAYTON
Claudia Drayton
Chief Financial Officer